EXHIBIT 10(B)

                          GOODWIN, PROCTER & HOAR LLP
                               COUNSELLORS AT LAW
                                 EXCHANGE PLACE
                        BOSTON, MASSACHUSETTS 02109-2881

                                                       TELEPHONE  (617) 570-1000
                                                       TELECOPIER (617) 523-1231





                               CONSENT OF COUNSEL





                                                April 29, 1997

To the Trustees of GNA Variable Series Trust:

        We hereby consent to the incorporation in Post-Effective Amendment No. 3 to the Registration Statement of GNA Variable Series Trust (the "Trust") on Form N-1A of our opinion dated September 19, 1994 regarding shares of the GNA Government Portfolio series, GNA Growth Portfolio series, GNA Value Portfolio series, and GNA Adjustable Rate Portfolio series of the Trust, by reference to Pre-Effective Amendment No. 1 to Securities Act of 1933 filing No. 33-77138 filed September 20, 1994. We also consent to being named in the Prospectus and the Statement of Additional Information of the Trust.

                                                Very truly yours,



                                                /s/ GOODWIN, PROCTER & HOAR LLP
                                                --------------------------------
                                                GOODWIN, PROCTER & HOAR LLP









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